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                         AMENDMENT TO PROMISSORY NOTE


IRVINE, CALIFORNIA                                             February 3, 1997


         WHEREAS, Aviation Distributors, Inc., a Delaware corporation (the "Corporation") executed a promissory note to Steve Hayer ("Holder") on January 28, 1997 in the amount of $79,500 (the "Promissory Note"); and

         WHEREAS, the Corporation and Holder wish to amend the Promissory Note to reflect their understanding with respect to the priority of the Promissory Note.

         NOW, THEREFORE, for value received, and intending to be legally bound, the Corporation hereby amends the Promissory Note for the sole purpose of adding the following provision:

              "7. PRIORITY. The indebtedness evidenced by this Note shall be subordinated and subject in right of payment to the prior payment in full of the Senior Debt (as herein after defined); but the indebtedness evidenced by this Note and the payment of principal of and interest on and any other amounts payable with respect to this Note in all respects shall rank (i) PARI PASSU with respect to all indebtedness owed by the Company to
    (A) "qualified institutional buyers," as defined in Rule 144A of the Securities Act of 1933, as amended (the "Act"), or (B) "accredited investors," as defined in Rule 501 of the Act (collectively, "PARI PASSU DEBT"), and (ii) prior to all existing and future indebtedness of the Company that is not Senior Debt or Pari Passu Debt. As used herein, "SENIOR DEBT" shall mean the Corporation's lines of credit and other obligations with Far East National Bank not in excess of $7,500,000."

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         IN WITNESS WHEREOF, the undersigned has caused this Amendment to
Promissory Note to be executed as of the date and year first above written.


                                       AVIATION DISTRIBUTORS, INC.



                                       BY:
                                          --------------------------------------
                                          Name:
                                          Title:




AGREED TO AND ACCEPTED:


------------------------------
Steve Hayer

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